Exhibit 25.1
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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)       |x|

                          ---------------------------

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                          ---------------------------

                                  CWABS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                           95-4596514
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

4500 Park Granada
Calabasas, California                              91302
(Address of principal executive offices)           (Zip code)

                          ---------------------------

                            Asset-Backed Securities
                      (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.    General information. Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                    Address
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      Superintendent of Banks of the        One State Street, New York,
      State of New York                     N.Y. 10004-1417, and Albany,
                                            N.Y. 12223

      Federal Reserve Bank of New York      33 Liberty Street, New York,
                                            N.Y. 10045

      Federal Deposit Insurance             Washington, D.C. 20429
      Corporation

      New York Clearing House Association   New York, New York 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)



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


      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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

                                   SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of February, 2006.


                                    THE BANK OF NEW YORK


                                    By:  S/    ROBERT A. MASSIMILLO
                                         -------------------------------
                                        Name:  ROBERT A. MASSIMILLO
                                        Title: VICE PRESIDENT




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



                                                                  EXHIBIT 7 TO
                                                                      FORM T-1


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin ...........................                $3,223,000
  Interest-bearing balances ....................                 6,428,000
Securities:
  Held-to-maturity securities ..................                 2,071,000
  Available-for-sale securities ................                22,899,000
Federal funds sold and securities
  purchased under agreements to resell
  Federal funds sold in domestic offices .......                 1,783,000
  Securities purchased under
  agreements to resell .........................                   271,000
Loans and lease financing receivables:
  Loans and leases held for sale ...............                         0
  Loans and leases, net of unearned
   income ......................................                34,349,000
  LESS: Allowance for loan and
   lease losses ................................                   557,000
  Loans and leases, net of unearned
   income and allowance ........................                33,792,000
Trading assets .................................                 5,761,000
Premises and fixed assets (including
  capitalized leases) ..........................                   801,000
Other real estate owned ........................                         0
Investments in unconsolidated
  subsidiaries and associated
  companies ....................................                   288,000
Customers' liability to this bank on
  acceptances outstanding ......................                   106,000
Intangible assets:
   Goodwill ....................................                 2,158,000
   Other intangible assets .....................                   765,000

Other assets ...................................                 5,391,000
                                                              ------------
Total assets ...................................               $85,737,000
                                                              ============


LIABILITIES
Deposits:
  In domestic offices ..........................               $35,878,000
  Noninterest-bearing ..........................                16,458,000
  Interest-bearing .............................                19,420,000
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs ............                26,474,000
  Noninterest-bearing ..........................                   448,000
  Interest-bearing .............................                26,026,000
Federal funds purchased and
   securities sold under agreements
   to repurchase
  Federal funds purchased in
   domestic offices ............................                 3,200,000
   Securities sold under agreements to
     repurchase ................................                   101,000
Trading liabilities ............................                 2,914,000
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized
  leases) ......................................                 1,247,000
Not applicable
Bank's liability on acceptances
  executed and outstanding .....................                   108,000
Subordinated notes and debentures ..............                 1,440,000
Other liabilities ..............................                 6,119,000
                                                              ------------
Total liabilities ..............................               $77,481,000
                                                              ============
Minority interest in consolidated
  subsidiaries .................................                   141,000


EQUITY CAPITAL
Perpetual preferred stock and related
  surplus ......................................                         0
Common stock ...................................                 1,135,000
Surplus (exclude all surplus related
  to preferred stock) ..........................                 2,092,000
Retained earnings ..............................                 4,976,000
Accumulated other comprehensive income .........                   -88,000
Other equity capital components ................                         0
Total equity capital ...........................                 8,115,000
                                                              ------------

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

Total liabilities, minority interest,
  and equity capital ...........................               $85,737,000
                                                              ============

      I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                              Thomas J. Mastro,
                                      Executive Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                           Directors


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